Exhibit 10.1

First Amendment
to
Second Restated Credit Agreement

This FIRST AMENDMENT TO SECOND RESTATED CREDIT AGREEMENT (this “First Amendment”), dated as of December 17, 2015, is among HALLMARK FINANCIAL SERVICES, INC., a Nevada corporation (“Borrower”), American Hallmark Insurance Company of Texas, a Texas insurance corporation (“AHIC”), HALLMARK INSURANCE COMPANY, an Arizona insurance corporation (“HIC”), and FROST BANK, a Texas state bank (“Lender”).

RECITALS:

Borrower, AHIC, HIC, and Lender have previously entered into the Second Restated Credit Agreement dated as of June 30, 2015 (such agreement, together with all amendments and restatements thereto, the “Credit Agreement”).

Borrower has requested that Lender extend an additional line of credit to Borrower in the aggregate principal amount of $30,000,000, the outstanding amount under which will after a period of time convert to a term loan.

Lender has agreed to amend the Credit Agreement, subject to the terms of this First Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

1.1              Definitions. All capitalized terms not otherwise defined herein have the same meanings as in the Credit Agreement.

ARTICLE II

Amendments to Credit Agreement

2.1              Amendments to Section 1.1 of the Credit Agreement.

(a)                The following definitions are added thereto in alphabetical order:

“Facility B Agreement” means the Revolving Facility B Agreement, dated as of December 17, 2015, between Borrower and Lender.

“Facility B Commitment” has the meaning specified in the Facility B Agreement.

“Facility B Loan” has the meaning specified in the Facility B Agreement.

“Facility B Maturity Date” has the meaning specified in the Facility B Agreement.

“Facility B Note” has the meaning specified in the Facility B Agreement.

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(b)               The definition of “Commitment” in Section 1.1 is hereby deleted and the following is substituted in lieu thereof:

“Commitment” means the Revolving Commitment and the Facility B Commitment.

(c)                The definition of “EBITDA” in Section 1.1 is hereby deleted and the following is substituted in lieu thereof:

“EBITDA” means the sum of (i) the greater of (A) the sum of an amount equal to 10% of Surplus of AHIC, plus an amount equal to 10% of Surplus of HIC, each as at the date of determination, and (B) the sum of AHIC Net Income for the four fiscal quarters of AHIC ended on the date of determination, plus HIC Net Income for the four fiscal quarters of HIC ended on the date of determination, plus (ii) for Borrower and its Subsidiaries (other than AHIC and HIC for each determination pursuant to this clause (ii)) on a consolidated basis, an amount equal to Consolidated Net Income for the four fiscal quarters ended on the date of determination, plus (A) the following to the extent deducted in calculating such Consolidated Net Income: (1) Consolidated Interest Expenses for such period, (2) the provision for federal, state, local and foreign income Taxes payable by Borrower and its Subsidiaries for such period (net of the amount of any tax refund actually received by Borrower and its Subsidiaries during such period), (3) the amount of depreciation and amortization expense for such period, (4) without duplication, amortization of intangible assets established for purchase accounting under SFAS 141 Business Combination and SFAS 142 Goodwill and Other Intangible Assets for such period, and (5) without duplication, other expenses of Borrower and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, and minus (B) all non-cash items increasing Consolidated Net Income for such period.

(d)               The definition of “Eurodollar Rate” in Section 1.1 is hereby deleted and the following is substituted in lieu thereof:

“Eurodollar Rate” means (a) when referring to a Eurodollar Rate Loan made pursuant to this Agreement, the sum of the Eurodollar Basis plus 2.50% and (b) when referring to a Eurodollar Rate Loan made pursuant to the Facility B Agreement, the sum of the Eurodollar Basis plus 3.00%.

(e)                The definition of “Eurodollar Rate Loan” in Section 1.1 is hereby deleted and the following is substituted in lieu thereof:

“Eurodollar Rate Loan” means a Revolving Loan or a Facility B Loan when it bears interest at a rate based on the Eurodollar Rate.

(f)                The definition of “Fixed Charges” in Section 1.1 is hereby deleted and the following is substituted in lieu thereof:

“Fixed Charges” means the sum of (a) Consolidated Interest Expenses for the four fiscal quarter period ended on the date of determination, plus (b) scheduled principal payments of Debt which would be classified as a current liability on a consolidated balance sheet of Borrower and its consolidated Subsidiaries payable during the four fiscal quarter period beginning on the day following the date of determination, plus (c) Cash Capex actually paid by Borrower and its consolidated Subsidiaries during the four fiscal quarter period ended on the date of determination, plus (d) the aggregate amount of Taxes actually paid by Borrower and its consolidated Subsidiaries during the four fiscal quarter period ended on the date of determination (net of the amount of any tax refund actually received by Borrower and is Subsidiaries during such period), plus (e) cash Dividends actually paid by Borrower during the four fiscal quarter period ended on the date of determination, plus (f) without duplication of any amounts described in clause (b), $4,285,714.

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(g)                The definition of “Interest Payment Date” in Section 1.1 is hereby deleted and the following is substituted in lieu thereof:

“Interest Payment Date” means (a) each Payment Date, and (b) with respect to the Revolving Loans, also the Revolving Loan Maturity Date, and (c) with respect to Facility B Loans, also the Facility B Maturity Date.

(h)               The definition of “Loan Documents” in Section 1.1 is hereby deleted and the following is substituted in lieu thereof:

“Loan Documents” means this Agreement, the Revolving Note, the Security Documents, the L/C Agreements, the Facility B Agreement, the Facility B Note and all other documents and instruments executed and delivered to Lender by any Obligor or any other Person in connection with this Agreement or the Facility B Agreement.

(i)                 The definition of “Permitted Acquisition” in Section 1.1 is hereby amended by deleting the reference to “Revolving Loan Maturity Date” therein and substituting “Facility B Maturity Date” in lieu thereof.

(j)                 The definition of “Prime Rate Loan” is hereby deleted and the following is substituted in lieu thereof:

“Prime Rate Loan” means a Revolving Loan or a Facility B Loan when it bears interest based on the Prime Rate.

(k)               The reference to “Revolving Loan” in Section 1.2 is hereby deleted and the following definition of “Revolving Loan” is hereby added to Section 1.1 in proper alphabetical order:

“Revolving Loan” means (a) when used in the definitions of “Prime Rate Loan”, “Revolving Borrowing”, “Revolving Facility Outstanding Amount” and “Revolving Note” in Section 1.1, Article II, Section 3.3, Article V and Section 6.8, the revolving loans made pursuant to this Agreement only and (b) when used in Sections 6.7, 8.9, 8.23, 9.1(a), 9.2, 9.3, 10.2(a), 10.5, 10.6(b), 10.15 and 10.16, the revolving loans made pursuant to this Agreement and the Facility B Loans.

(l)                 The definition of “Revolving Note” is hereby deleted and the following is substituted in lieu thereof:

“Revolving Note” means (a) when used in the definition of “Loan Documents” in Section 1.1 and in Section 5.1(d), the promissory note made by Borrower in favor of Lender, substantially in the form of Exhibit A, and (b) when used in Sections 9.2(b), 10.2(b) and 10.5, the promissory note referred to in clause (a) immediately preceding and the Facility B Note.

2.2              Amendment to Section 2.1 of the Credit Agreement. Section 2.1 of the Credit Agreement is hereby deleted and the following is substituted in lieu thereof:

2.1 Revolving Loans. Subject to the terms and conditions of this Agreement, Lender agrees to make Revolving Loans to Borrower from time to time on any Business Day during the period from the Agreement Date to the Revolving Loan Maturity Date in an aggregate amount not to exceed at any time outstanding the Revolving Commitment; provided, however, that after giving effect to any Revolving Borrowing, the Revolving Facility Outstanding Amount shall not exceed the Revolving Commitment. Prior to the Revolving Loan Maturity Date, Borrower may borrow, repay and reborrow Revolving Loans, all in accordance with this Agreement.

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2.3              Amendment to Section 2.10(d) of the Credit Agreement. Section 2.10(d) of the Credit Agreement is hereby deleted and the following is substituted in lieu thereof:

(d) If some but less than all amounts due from Borrower are received by Lender, Lender shall apply such amounts in the following order of priority: (i) to the payment of Lender’s expenses incurred under the Loan Documents then due and payable, if any; (ii) to the payment of all other fees under the Loan Documents then due and payable; (iii) to the payment of interest then due and payable on the Revolving Loans and the Facility B Loans, to be applied as determined by Lender in its sole discretion; (iv) to the payment of all other amounts not otherwise referred to in this Section 2.10(d) then due and payable under the Loan Documents; and (v) to the payment of principal then due and payable on the Revolving Loans and the Facility B Loans, to be applied as determined by Lender in its sole discretion.

2.4              Amendment to Sections 9.2(a) and (b) of the Credit Agreement. Sections 9.2(a) and (b) of the Credit Agreement are hereby deleted and the following is substituted in lieu thereof:

(a) With the exception of an Event of Default specified in Section 9.1(e) or (f), Lender may terminate the Revolving Commitment, the Revolving Facility L/C Commitment and the Facility B Commitment and/or declare the principal of and interest on the Revolving Loans and Obligations and other amounts owed under the Loan Documents to be forthwith due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything in the Loan Documents to the contrary notwithstanding.

(b) Upon the occurrence of an Event of Default specified in Section 9.1(e) or (f), the principal of and interest on the Revolving Loans and Obligations and other amounts and under the Loan Documents shall thereupon and concurrently therewith become due and payable and the Revolving Commitment, the Revolving Facility L/C Commitment and the Facility B Commitment shall forthwith terminate, all without any action by Lender or any holder of the Revolving Note and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in the Loan Documents to the contrary notwithstanding.

2.5              Amendment to Compliance Certificate, Exhibit D. The Compliance Certificate is hereby amended to be in the form of Exhibit D to this First Amendment.

ARTICLE III

Conditions Precedent

3.1              Conditions. The effectiveness of this First Amendment is subject to the satisfaction of the following conditions precedent:

(a)                Documents. Lender shall have received the following in number of counterparts and copies as Lender may request:

(i)                 First Amendment. This First Amendment executed by Borrower, each L/C RIC and Lender.

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(ii)               Obligor Proceedings. Evidence that all corporate, limited liability company and partnership proceedings of each Obligor and each other Person (other than Lender) taken in connection with the transactions contemplated by this First Amendment and the other Loan Documents shall be reasonably satisfactory in form and substance to Lender; and Lender shall have received copies of all documents or other evidence which Lender may reasonably request in connection with such transactions.

(iii)             Expenses. Reimbursement for reasonable Attorney Costs incurred through the date hereof.

(iv)             Facility B Agreement. The Facility B Agreement and the Facility B Note executed by all parties thereto.

(v)               Other Documents. In form and substance satisfactory to Lender, such other documents, instruments and certificates as Lender may reasonably require in connection with the transactions contemplated hereby.

(b)               No Default. No Default or Event of Default shall exist after giving effect to this First Amendment.

(c)                Representations and Warranties.

(i)                 All of the representations and warranties contained in Article VIII of the Credit Agreement, as amended hereby, and in the other Loan Documents shall be true and correct on and as of the date of this First Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

(ii)               All of the representations and warranties contained in Article V hereof shall be true and correct on and as of the date hereof.

(d)               Facility B Agreement Conditions. All conditions to effectiveness of the Facility B Agreement set forth in Section 3.1 thereof shall have been satisfied.

(e)                Effectiveness. Upon satisfaction of all conditions precedent in Section 3.1 hereof, this First Amendment shall be effective as of December 17, 2015.

ARTICLE IV

Ratification

4.1              Ratification. The terms and provisions set forth in this First Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this First Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Obligor (a) agrees that the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or subject shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, (b) ratifies and affirms its obligations under each Loan Document to which it is a party and (c) agrees that the obligations, indebtedness and liabilities arising under the Facility B Agreement and the Facility B Note shall be deemed “Obligations” (as defined in the Credit Agreement), “Secured Obligations” (as defined in the Credit Agreement) and “Indebtedness” (as defined in each Security Document), as applicable.

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ARTICLE V

Representations and Warranties

5.1              Representations and Warranties of all Obligors. Each Obligor hereby represents and warrants to Lender that (a) the execution, delivery and performance of this First Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Obligor and will not violate any organizational document of such Obligor, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (c) no Default or Event of Default exists either before or shall exist after giving effect to this First Amendment, and (d) such Obligor is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or it or its property is subject.

ARTICLE VI

Miscellaneous

6.1              Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

6.2              Severability. The provisions of this First Amendment are intended to be severable. If for any reason any provision of this First Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

6.3              Counterparts. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this First Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this First Amendment.

6.4              GOVERNING LAW. THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE LOAN DOCUMENTS ARE PERFORMABLE IN SAN ANTONIO, BEXAR COUNTY, TEXAS, AND BORROWER, EACH L/C RIC AND LENDER WAIVE THE RIGHT TO BE SUED ELSEWHERE. BORROWER, EACH L/C RIC AND LENDER AGREE THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN SAN ANTONIO, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION WITH THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS.

6.5              ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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Executed as of the date first written above.

BORROWER:		HALLMARK FINANCIAL SERVICES, INC.,
a Nevada corporation

By:
Jeffrey R. Passmore
Senior Vice President

L/C RICs:		AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS,
a Texas insurance corporation

By:
Jeffrey R. Passmore
Chief Financial Officer

HALLMARK INSURANCE COMPANY (formerly known as Phoenix Indemnity Insurance Company), an Arizona insurance corporation

By:
Jeffrey R. Passmore
Chief Financial Officer

First Amendment to Second Restated Credit Agreement - Signature Page

LENDER:	FROST BANK, a Texas state bank

By:
Print Name:
Print Title:

First Amendment to Second Restated Credit Agreement - Signature Page